WINDSORTECH, INC.
--------------------------------------------------------------------------------

                              For Immediate Release


                  IR Contact                                 Media Contact
David Waldman/Jody Burfening                Jerry Miller
Lippert/Heilshorn & Associates              JMPR
dwaldman@lhai.com                           jmpr@nyc.rr.com
-----------------                           ---------------
(212) 838-3777                              (212) 777-0552


       WINDSORTECH REPORTS 448% INCREASE IN REVENUE FOR THE THIRD QUARTER

HIGHTSTOWN, NJ--November 3, 2004--WindsorTech, Inc. (OTCBB: WSRT), through its brand extension QSGI, today reported financial results for the third quarter and nine-months ended September 30, 2004.

Total revenue for the third quarter of 2004 increased 448% to $8.2 million, compared to $1.5 million for the same period in 2003. Net income for the third quarter of 2004 was $280,000 or $0.01 per share, versus a net loss of $174,000 or $0.01 per share, for the same period in 2003.

Total revenue for the nine-months ended September 30, 2004 increased 213% to $15.7 million, compared to $5.0 million for the same period in 2003. Had the acquisitions of QualTech International and QualTech Services Group occurred at the beginning of fiscal 2004, revenue for the first nine months of 2004 would have been $24.3 million. Net income for the first nine months of 2004 was $423,000 or $0.02 per share, versus a net loss of $325,000 or $0.02 per share for the same period in 2003.

"We continue to effectively execute our business strategy, as evidenced by a 448% increase in revenue, as well as improved profitability for the quarter," commented Marc Sherman, chairman and chief executive officer of WindsorTech.
"During the quarter, we completed the integration of QualTech, and we launched our new brand QSGI, combining both WindsorTech and QualTech under a unified brand. Additionally, we've hired a new vice president of sales and plan to add up to 15 additional sales representatives to meet the growing demand for our services. Finally, we've opened our new 40,000 square foot Minnesota facility, which will support the planned expansion of the sales force and will enable us to meet our customers' needs more rapidly and efficiently."

     About WindsorTech

WindsorTech, through its brand extension QSGI, manages the IT assets of Fortune
1000 and government customers, specializing in data security and regulatory compliance. QSGI turns its clients' IT liabilities into IT assets, by maintaining, refurbishing and/or reselling end-of-life equipment. Prior to resale, the company utilizes its proprietary Department of Defense (DOD) level certified data sweep--eliminating otherwise recoverable data. QSGI reduces its customers' potential liability, by ensuring regulatory and environmental compliance for IT assets.

Statements about WTI's future expectations, including future revenues and earnings, and all other statements in this press release other than historical facts are `forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. WTI intends that such forward-looking statements involve risks and uncertainties and are subject to change at any time, and WTI's actual results could differ materially from expected results. WTI undertakes no obligation to update forward-looking statements to reflect subsequently occurring events or circumstances.


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                               WINDSORTECH, INC.
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

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                                     September 30,          December 31,
                                                                                              2004                  2003
                                                                                   --------------------- -------------------

Assets
Current Assets
   Cash and cash equivalents                                                         $     322,885       $       270,155
   Accounts receivable, net of reserve of $30,000 in 2004 and $20,000 in 2003            1,623,173               223,326
   Accounts receivable - related party                                                      17,661                37,173
   Inventories                                                                           2,951,385               358,380
   Prepaid expenses and other current assets                                               148,689                46,906
   Deferred income taxes                                                                    37,470                14,528
---------------------------------------------------------------------------------- --------------------- -------------------
         Total Current Assets                                                            5,101,263               950,468
Property and Equipment, Net                                                                390,857               263,187
Deposits And Other Assets                                                                   95,905                64,851
Goodwill                                                                                 2,305,205                     -
Intangibles, Net                                                                         3,268,060                     -
Deferred Income Taxes                                                                       45,322               112,492
---------------------------------------------------------------------------------- --------------------- -------------------

                                                                                     $  11,206,612        $    1,390,998
================================================================================== ===================== ===================

                                           Liabilities And Stockholders' Equity
Current Liabilities

   Current maturities of capital lease obligations                                   $           -        $        7,555
   Accounts payable                                                                      1,277,801               268,958
   Accrued expenses                                                                        731,801               152,796
   Notes payable - short-term                                                              273,000                     -
   Deferred revenue                                                                        554,175                     -
   Accrued payroll                                                                         388,944               277,075
   Customer deposits and other current liabilities                                         172,714                     -
   Notes payable - principal stockholders, current portion                                 100,000                 7,192
---------------------------------------------------------------------------------- --------------------- -------------------
         Total Current Liabilities                                                       3,498,435               713,576
Notes Payable - Principal Stockholders                                                     380,000               500,000
Capital Lease Obligations                                                                        -                 3,403
---------------------------------------------------------------------------------- --------------------- -------------------
         Total Liabilities                                                               3,878,435             1,216,979
---------------------------------------------------------------------------------- --------------------- -------------------

Stockholders' Equity
    Preferred shares: Authorized 5,000,000 shares in 2004
       and 2003, $0.01 par value, none issued                                                    -                     -
   Common shares: authorized 55,000,000 shares in 2004 and 35,000,000 in
      2003,  $0.01  par  value;  24,532,007  shares  issued  and  outstanding  in
      2004
       and 16,468,754 shares issued and outstanding in 2003                                245,320               164,688
   Common stock warrants                                                                 1,637,261               116,000
   Additional paid-in capital                                                            5,787,689               658,599
   Retained earnings (deficit)                                                            (342,093)             (765,268)
---------------------------------------------------------------------------------- --------------------- -------------------
         Total Stockholders' Equity                                                      7,328,177               174,019
---------------------------------------------------------------------------------- --------------------- -------------------
                                                                                    $   11,206,612         $   1,390,998
================================================================================== ===================== ===================

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

                                Windsortech, Inc.
--------------------------------------------------------------------------------
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     For The Three and Nine Month Periods Ended September 30, 2004 and 2003
                                   (Unaudited)

                                                   Three Months Ended                     Nine Months Ended
                                                     September 30,                           September 30
                                          ------------------------------------ ------------------------------------
                                                  2004              2003              2004               2003
                                          ----------------- ------------------ ----------------- ------------------

Revenue                                     $   8,195,264     $   1,496,252     $  15,737,595     $    5,035,208

Cost Of Sales                                   6,249,214         1,086,476        11,519,499          3,827,401
----------------------------------------- ----------------- ------------------ ----------------- ------------------

Gross Profit                                    1,946,050           409,776         4,218,096          1,207,807

Selling,   General  And   Administrative
   Expenses                                     1,270,421           545,085         3,427,560          1,417,562

Depreciation And Amortization                     122,344            19,659           232,556             49,094

Interest Expense, net                              25,565            17,442            59,805             63,947
----------------------------------------- ----------------- ------------------ ----------------- ------------------

Income  (Loss)   Before   Provision  For
   Income Taxes                                   527,720          (172,410)          498,175           (322,796)

Provision For Income Taxes                        247,396             1,100            75,000              2,200
----------------------------------------- ----------------- ------------------ ----------------- ------------------


Net Income (Loss)                         $       280,324   $      (173,510)      $   423,175      $    (324,996)
========================================= ================= ================== ================= ==================

Net Income  (Loss)  Per  Common  Share -
   Basic                                  $         0.011   $        (0.011)      $     0.017      $      (0.021)
Net Income  (Loss)  Per  Common  Share -
   Diluted                                $         0.010   $        (0.011)      $     0.015      $      (0.021)
========================================= ================= ================== ================= ==================

Weighted   Average  Number  Of  Common
   Shares Outstanding -Basic                   24,478,772        16,349,284        24,333,402         15,392,540
Weighted   Average  Number  Of  Common
   Shares Outstanding -Diluted                 27,505,565        16,349,284        27,356,304         15,392,540
========================================= ================= ================== ================= ==================



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



                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
             For The Nine Months Ended September 30, 2004 and 2003
                                   (Unaudited)

                                                                                         2004                 2003
                                                                                 -------------------- ------------------

Cash Flows From Operating Activities
   Net Income (Loss)                                                                 $  423,175         $   (324,996)
   Adjustments to reconcile net income (loss) to net cash provided by operating activities:
         Depreciation and amortization                                                  232,556               49,094
              Stock option compensation expense                                           8,333                    -
              Common Shares issued for services                                         175,000                    -
              Common Stock warrants issued for services                                       -               60,000
              Deferred tax benefit                                                       25,001                    -
         Changes in assets and liabilities:
            (Increase) in accounts receivable                                          (136,627)            (217,671)
            (Increase) decrease in inventories                                       (1,768,380)             265,280
            (Increase) in prepaid expenses and other assets                             (95,483)             (13,691)
            Increase (decrease) in accounts payable                                     405,363              (83,650)
            Increase in accrued expenses                                                841,972              139,623
-------------------------------------------------------------------------------- -------------------- ------------------
Net Cash Provided By (Used In) Operating Activities                                     110,910             (126,011)
-------------------------------------------------------------------------------- -------------------- ------------------

Cash Flows From Investing Activities
     Payments for property and equipment                                                (74,645)             (90,213)
     Payments for trademark                                                              (3,010)                   -
     Payments for Qualtech acquisition, net of cash acquired                         (3,005,375)                   -
-------------------------------------------------------------------------------- -------------------- ------------------
Net Cash Used In Investing Activities                                                (3,083,030)             (90,213)
-------------------------------------------------------------------------------- -------------------- ------------------

Cash Flows From Financing Activities
     Net proceeds from the sale of common stock and warrants                          3,300,000              554,731
     Net payments on notes payable                                                     (237,000)            (218,585)
   Net payments on notes payable - officers                                             (27,192)                   -
   Payments on capital lease obligations                                                (10,958)              (7,230)
-------------------------------------------------------------------------------- -------------------- ------------------
Net Cash Provided By (Used In) Financing Activities                                   3,024,850              328,916
-------------------------------------------------------------------------------- -------------------- ------------------

Net Increase In Cash And Cash Equivalents                                                52,730              112,692

Cash And Cash Equivalents - Beginning Of Period                                         270,155               54,383
-------------------------------------------------------------------------------- -------------------- ------------------
Cash And Cash Equivalents - End of Period                                         $     322,885        $     167,075
================================================================================ ==================== ==================

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